Subsequent Events	6 Months Ended
Jun. 30, 2014
Subsequent Events [Abstract]
Subsequent Events
13.	Subsequent Events

On August 1, 2014, the Company acquired from Teekay a 50% interest in its conventional tanker commercial management and technical management operations, including the direct ownership in three commercially managed tanker pools, which generate fee income from commercially managing currently a fleet of approximately 89 vessels and technically managing currently a fleet of approximately 51 vessels, including vessels owned by the Company. The purchase price for this acquisition was approximately $15 million, paid in in Class B common shares of the Company at a price of $3.70 per share. The Company will account for its interest in the conventional tanker commercial management and technical management operations by the equity method.